TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2019
TRADE AND OTHER PAYABLES
TRADE AND OTHER PAYABLES

14 Trade and other payables

	2019	2018
	$ million	$ million
Trade and other payables due within one year
Trade and other payables	941	854
Derivatives – forward foreign exchange, currency swaps and interest rate contracts	23	25
Acquisition consideration	82	78
	1,046	957
Other payables due after one year
Acquisition consideration	99	49
Other payables	3	4
	102	53

The acquisition consideration includes $141m (2018: $99m) contingent upon future events which are considered probable.

The acquisition consideration due after more than one year is expected to be payable as follows: $61m in 2021, $20m in 2022, $7m in 2023, $3m in 2024, and $8m due in over five years (2018: $21m in 2020, $23m in 2021, $1m in 2022, $1m in 2023, and $3m due in over five years).